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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 14, 1997



                                GERON CORPORATION
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             (Exact name of registrant as specified in its charter)




                                    Delaware
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                 (State or other jurisdiction of incorporation)




         0-20859                                           75-2287752
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(Commission File Number)                       (IRS Employer Identification No.)




200 Constitution Drive, Menlo Park, CA                        94025
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(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:     (650) 473-7700
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

        On August 14, 1997, Geron Corporation, a Delaware corporation (the "Company"), announced the cloning of the gene for the human telomerase catalytic protein. This rarely-expressed gene is believed to play a key role in the regulation of cell lifespan, functioning as part of a molecular clock of cell aging, its absence imparting mortality to some cells, and its presence imparting replicative immortality to others.

        Further details regarding this announcement are contained in the Company's press release dated August 14, 1997 attached as an exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)     EXHIBITS.

        Exhibit 99.1 Geron Corporation Press Release dated August 14, 1997.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     GERON CORPORATION
                                     (Registrant)



Dated:  August 21, 1997              By:  /s/ David L. Greenwood
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                                          David L. Greenwood
                                          Chief Financial Officer, Treasurer and
                                          Secretary (Principal Financial and
                                          Accounting Officer)


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                                INDEX TO EXHIBITS




Exhibits.

99.1    Geron Corporation Press Release dated August 14, 1997.